UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2013
Illumina, Inc.
(Exact name of registrant as specified in its charter)
001-35406

(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
5200 Illumina Way, San Diego, CA 92122

(Address of principal executive offices) (Zip code)
(858) 202-4500

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Item 2.02 Results of Operations and Financial Condition
    Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 2.02 Results of Operations and Financial Condition.

On April 22, 2013, Illumina, Inc. (the "Company") issued a press release announcing financial results for the three months ended March 31, 2013. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K, including the exhibit hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as “filed” under, the Securities Exchange Act of 1934, as amended. The information in this report shall not be incorporated by reference into any filing of Illumina, Inc. with the Securities and Exchange Commission, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release dated April 22, 2013 announcing Illumina, Inc.’s financial results for the three months ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	April 22, 2013	By:	/s/ Marc A. Stapley
Marc A. Stapley
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 22, 2013 announcing Illumina, Inc.’s financial results for the three months ended March 31, 2013.